Exhibit 99.1
SunTrust Robinson Humphrey Investor Conference Tuesday, May 25, 2010

2 Forward-looking Statements and Segment Operating Earnings Forward Looking Statements: This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. Segment Operating Earnings: Under the Financial Accounting Standards Board's Accounting Standards Codification Topic 280, "Segment Reporting," segment operating earnings is the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, and certain other nonrecuring gains and expenses. Non-GAAP Financial Information: For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

3 Market-Leading Global Businesses The world's largest fully-integrated independent provider of global claims management solutions. International Operations U.S. Property & Casualty Broadspire Legal Settlement Administration Serves the global insurance industry and multi-national corporations Serves the U.S. insurance company market Serves large national accounts, carriers and self- insured entities Provides administration for class action settlements and bankruptcy matters

4 Our Global Strength $1 Billion in Revenue 700 Locations 63 Countries 8,900 Employees 8,900 Employees

Legal Settlement Administration Broadspire International U.S. Property & Casualty Revenue 0.085 0.298 0.405 0.213 Diversified Business and Clients Fiscal 2009 Revenues of $970 Million Property and Casualty Services Global Technical Services Global Marine and Transportation Global Markets 40.4% 29.8% 8.5% International Operations U.S. Property & Casualty Property and Casualty Services Catastrophe Management Services Auto Appraisal Services Centralized Claim Administration Strategic Warranty Services 21.3% Legal Settlement Administration Class Actions Securities Product Liability Bankruptcy Administration Broadspire Workers' Compensation and Liability Claims Administration Medical and Case Management Long-Term Care Services Integrated Disability Management Risk Management Information Systems (RSG) Claim Triage Solution (e-Triage) 5

2010 Focus Attract new business and retain customers Key account management/cross-selling through the "System" Grow Business Process Outsourcing Service and quality initiatives Global Technical Services (GTS) Support existing business operations with technology improvements Improve processes to deliver operating efficiencies Better analytics Leverage investment in Command Center Continue disciplined management of SG&A Extend cost control initiatives Improve financial performance Revenues, Operating Earnings, EPS DSO and working capital 6

The Crawford System of Claims SolutionsSM The Crawford System is the most comprehensive global, integrated solution for all corporate, insurer, and re-insurer claims administration. 7

Financial Review

Crawford 2009 Financial Performance 2005 2006 2007 2008 2009 Consolidated Revenues before Reimbursements 772 819.5 975.1 1049 970 $ in millions 2005 2006 2007 2008 2009 Net Income Attributable to CRD before Impairment Charge 12.881 15.011 16.116 32.259 25.2 $ in millions 772 820 975 1,049 13 15 16 32 970 25 9 Revenue declined 7.5%, reflecting industry economic factors and foreign exchange rates Non-GAAP earnings per share before goodwill impairment were $0.48 versus $0.62 in 2008 Working capital management produced operating cash flow of $51.7 million and year-end cash of $70.4 million Solid performance aided by a lower effective tax rate was obscured by increased pension costs and effects of foreign exchange rates

Factors Affecting the Insurance Claims Administration Industry 10 Ongoing pressure on Workers Compensation Claims Frequency 1Q 2Q 3Q 4Q 2008 4.97 5.3 6.03 6.97 2009 8.17 9.27 9.63 10.03 2010 9.7 U.S. Unemployment Levels in 2009 and 2010 Unemployment remained high at 9.7% Claims volumes continued to be pressured industrywide CAT events were well below historic levels, affecting claim volumes in the first quarter of 2010 Source: NCCI and industry estimates

11 First Quarter 2010 Financials

First Quarter 2009 to 2010 Bridge 12

13 First Quarter 2010 Financials

First Quarter 2010 Financials 14

Operating Segments

1Q 2010 1Q 2009 Revenue 104.451 90.872 Revenue at 2008 FX rates 1.223 1Q 2010 1Q 2009 Operating Earnings 6.552 7.465 Operating Earnings at 2008 FX rates 1 $ in millions $ in millions First Quarter 2010 Financials $104.5 $90.6 $7.4 Revenue grew 0.7% on a constant dollar basis Operating earnings declined 22% on constant dollar basis due to weakness in Canada and continental Europe $6.6 *At 2009 average FX rates **At 2010 average FX rates 16

International Operations 1Q 2010 4Q 2009 3Q 2009 2Q 2009 1Q 2009 International Claims 152.1 136.8 142 137.6 149.9 International claims referred (in 000s) 142.0 Grow revenue and market share New client acquisition Cross-selling Business Process Outsourcing Additional investment in EMEA Supporting market share expansion Leverage technology Additional innovative solutions Enhancements to CMS2 137.6 149.9 152.1 136.8 17 U.K Canada CEMEA Asia/Pacific Americas (ex. U.S.) 1Q 2010 33.312 32.309 21.946 13.485 3.399 1Q 2009 29.648 29.566 18.845 10.177 2.394 Revenues by geographic region (in millions)

1Q 2010 1Q 2009 Revenue 49.194 55.052 1Q 2010 1Q 2009 Operating Earnings 5.096 6.17 $ in millions $ in millions $55.3 $49.2 $6.2 $5.1 Catastrophe revenue in 2010 period was $1.7 million below prior year period Overall revenue declined due to lower claims volumes industrywide First Quarter 2010 Financials 18

U.S. Property & Casualty 1Q 2010 4Q 2009 3Q 2009 2Q 2009 1Q 2009 U.S. P&C Claims 114.1 103.3 113.8 118.5 115.7 CAT claims 12.5 6.5 U.S. Property and Casualty Claims (in 000s) 113.8 118.5 115.7 114.1 103.3 Grow revenue and market share Emphasis on casualty Expand Global Technical Services (GTS) Business Process Outsourcing Leverage investments in Contractor Connection Improve cost control Technology Expand Command Center Leverage CMS2 investment Data management and analytics 19 Claims Field Catastrophe Technical Serv. Contractor Conn. 1Q 2010 33.202 3.234 7.25 5.508 1Q 2009 38.273 4.908 7.776 4.337 Revenues by service line (in millions)

U.S. and International Property & Casualty Growth Opportunities Strategic Growth Target insurers who are consolidating their vendor lists and strive to ensure Crawford is named an approved vendor Continuous quality improvement Efforts toward training and product development Target markets Small and mid-market carriers Managing general agents (London Market) Non-standard insurers Property & casualty programs run by self-insured entities Organic Growth Key account plans for largest clients Account managers for each major client 20

1Q 2010 1Q 2009 Revenue 61.963 74.601 1Q 2010 1Q 2009 Operating Loss -2.333 -1.954 $ in millions $ in millions $62.0 $74.6 ($2.3) ($2.0) Revenues declined due to lower workers' compensation claim referrals and non-renewal of significant contract Ongoing cost control activities First Quarter 2010 Financials 21

Broadspire 1Q 2010 4Q 2009 3Q 2009 2Q 2009 1Q 2009 Broadspire Claims 46.6 53.2 56.7 57.2 55.4 Claims referred (in 000s) 56.7 57.2 55.4 46.6 53.2 Previously-announced loss of customer is expected to limit 2010 growth Claims volume, linked to U.S. employment, is expected to decline year over year Cross-sell to existing customers Target marketing Cost control initiatives 22 Claims Mgmt Medical Mgmt Risk Mgmt 1Q 2010 28.281 29.011 4.671 1Q 2009 33.487 36.364 4.75 Revenues by service line (in millions)

Broadspire Positioning

- **Third Largest TPA in Workers' Compensation/Liability Market**

- **Products and Services:**
  - Workers' Compensation Claims Services
  - Auto and General Liability Claims Services
  - Medical and Disability Management Services
  - Long-Term Care Services
  - Risk Management Information Systems (Risk Sciences Group)
  - Claim Triage Solution (e-Triage)

Comparison of Service Providers

	Broadspire	Competitor A	Competitor B	Competitor C	Competitor D
Claim	X	X	X	X	X
RMIS	X	X	X	X	X
Med Bill Review	X			X	
TCM/UM	X			X	
FCM	X				
Peer Review	X				
Claim Triage	X				
Long Term Care	X				

Crawford

23

24 1Q 2010 1Q 2009 Revenue 20.658 15.558 1Q 2010 1Q 2009 Operating Earnings 3.283 1.527 $ in millions $ in millions $20.7 $15.6 $1.5 $3.3 Revenue and operating earnings increase reflects benefit of significant bankruptcy and securities class action administration cases Backlog of $50.7 million versus $39 million at March 31, 2010 and 2009, respectively First Quarter 2010 Financials

Legal Settlement Administration 1Q 2010 1Q 2009 Backlog 50.7 39 Backlog (in millions) $50.7 $39.0 Grow revenue and profitability Challenged by pricing pressures Consolidation in the market place Expand class action markets Increase bankruptcy business Currently a growth market Large market share Improve cost control 25

Products and Services The Garden City Group, Inc. (GCG) provides these core services: GCG Class Action Services provides technology-intensive administrative services for plaintiff and defense counsel and corporate defendants to expedite high-volume class action settlements. GCG Bankruptcy Services offers cost-effective, end-to-end solutions for managing the administration of bankruptcy cases under Chapter 11. GCG Communications specializes in legal notice programs for successful case administration. GCG Communications offers a range of complementary services for developing and implementing effective legal notice programs worldwide. 26

Summary

Crawford is "Positioned for Growth" Access to growing global markets Increasing market share both domestic and internationally Crawford expects to benefit from global consolidation of TPA vendors Diverse customer base High customer retention rates Emphasis on quality and value provided sustains client confidence Disciplined management Investment in enhanced technology in all business units 28

2010 Guidance Full Year 2010 Guidance Reaffirmed: Consolidated revenue before reimbursements between $970 million and $990 million Consolidated operating earnings between $54.3 million and $60.3 million Consolidated cash provided by operating activities between $30 and $35 million After reflecting stock-based compensation expense, net corporate interest expense, customer-relationship intangible amortization expense, special credits and charges and income taxes, net income attributable to Crawford & Company on a GAAP basis between $23.5 million and $26.5 million Earnings per share of $0.44 to $0.50 29

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, we sometimes pay for certain out-of-pocket expenses that are reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are reported as revenues and expenses in our Consolidated Statement of Operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our Consolidated Statement of Operations with no impact to our net income or loss. Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Deferred Revenues, net Deferred Revenues, net is computed as the sum of the current and noncurrent deferred revenue as reported on our consolidated balance sheets less the sum of the current and noncurrent receivable held in trust to be released to us as payment to service this revenue. The current portion of the receivable held in trust is reported as a component of Accounts Receivable and the noncurrent portion is reported as a component of Other Noncurrent Assets in our consolidated balance sheet. The funds represented by the amount of the receivable held in trust are released to the Company over time to partially offset the costs of servicing the deferred revenue. Management believes that subtracting the receivable held in trust from deferred revenue provides investors with a snapshot of what the net cash costs will be to service the deferred revenue in the future. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Net Income Attributable to Crawford & Company before Goodwill Impairment Management believes net income attributable to Crawford & Company before goodwill impairment is useful to investors as it presents a measure that can be more easily compared to other periods that do not have a non-cash, non-operating goodwill impairment charge. Earnings per Share Before Goodwill Impairment Management believes earnings per share attributable to Crawford & Company before goodwill impairment is useful to investors as it presents a measure that can be more easily compared to other periods that do not have a non-cash, non-operating goodwill impairment charge. 30

Reconciliation of Non-GAAP Items 31

Reconciliation of Non-GAAP Items (cont.) 32

SunTrust Robinson Humphrey Investor Conference Tuesday, May 25, 2010